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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

  Filed Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 1, 2000



                              ILEX ONCOLOGY, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                  0-23413                              94-3123681
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         (Commission File Number)            (IRS Employer Identification No.)


         11550 I.H. 10 West, Suite 100, San Antonio, Texas            78230
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           (Address of Principal Executive Offices)                 (Zip Code)


                                 (210) 949-8200
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On September 1, 2000, Cytokine Pharmasciences Inc.("Plaintiff"), successor-in-interest to Cytokine Networks, Inc. ("CNI"), purported to serve Convergence Pharmaceuticals, Inc. ("Convergence") (formerly ILEX Acquisition, Inc.), an indirect wholly-owned subsidiary of ILEX Oncology, Inc. (the "Company"), with notice of a lawsuit filed in the Superior Court Department of the Trial Court of the Commonwealth of Massachusetts against Glenn Rice ("Rice"), in his individual capacity, and Convergence. While Rice is being sued in his individual capacity for his alleged conduct prior to the acquisition of Convergence by the Company on July 16, 1999, he currently serves as a director of the Company, Vice President of Research of ILEX Products, Inc., a wholly-owned subsidiary of the Company, and President of Convergence.

         Plaintiff requests a declaratory judgment against Rice and Convergence that Plaintiff is the exclusive owner of all inventions, improvements, innovations, programs, methods, forms, systems, services, designs, marketing ideas, products or processes to the extent that Rice conceived, developed or created them during his employment by CNI, including any intellectual property and other intangible or tangible property owned by Convergence at the time of its acquisition by the Company. Plaintiff alleges that Convergence, through Rice, has used, converted and otherwise misappropriated intellectual property of CNI and requests unspecified damages for such claims and a permanent injunction against Rice and Convergence from retaining, using or disclosing any intellectual property and other intangible or tangible property developed in whole or in part by Rice while he was employed by CNI. Plaintiff requests unspecified damages from Convergence for allegations of conversion and unjust enrichment in connection with the alleged misappropriation of Plaintiff's property. Plaintiff alleges that Convergence, through Rice, engaged in unfair and deceptive acts and practices in violation of the Massachusetts Consumer Protection Act and requests threefold the amount of unspecified damages for such claim. Plaintiff alleges that Convergence tortiously interfered with contractual relationships of CNI by inducing Rice and other employees of CNI to breach their employment and contractual obligations to CNI. Plaintiff requests unspecified compensatory and punitive damages for such tort claim.

            The Company believes there are meritorious defenses to the claims and intends to defend against the lawsuit vigorously. In addition, the Company believes that the Company and Convergence are entitled to indemnification for damages, costs and expenses arising out of this lawsuit up to $10,000,000 under the agreement relating to the acquisition of Convergence.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        ILEX ONCOLOGY, INC.



                        By  /s/ Gregory L.  Weaver
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                                Gregory L.  Weaver
                                Vice President and Chief Financial Officer



DATE: September 15, 2000



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